SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 13.  SUBSEQUENT EVENTS

Memorandum of Understanding

On March 18, 2013, the Company entered into a memorandum of understanding ("MOU") for a business combination with Blue Wolf Mongolia Holdings Corp. ("Blue Wolf"). Pursuant to the MOU, a wholly-owned subsidiary of Blue Wolf will merge with and into the Company and the Company's shareholders will receive one ordinary share of Blue Wolf for every 250 Company shares they own (the "Transaction"). The parties intend to negotiate and execute a definitive agreement for the Transaction in accordance with the terms of the MOU. The execution of a definitive agreement is subject to a number of conditions, including (i) the satisfactory completion of due diligence by the parties, (ii) the execution of lockup and support agreements, (iii) the approval by Blue Wolf's shareholders of certain proposals, including an amendment to Blue Wolf's charter to extend the termination date for three months until July 22, 2013 (the "Extension"), (iv) the completion of the tender offer being conducted by Blue Wolf in connection with the Extension and (v) the approval by the Company's shareholders of the Transaction.

The definitive agreement will include customary closing conditions including necessary shareholder and regulatory approvals and Blue Wolf's trust account having a minimum of $5.0 million of cash upon the consummation of the Transaction. In addition, certain shareholders of the Company (including POSCO and the Company's officers and directors) will agree to vote in favor of the Transaction and be restricted from selling any shares it receives until the expiration of the lockup for Blue Wolf's insiders. Company shareholders holding a minimum of 50% of the Company's outstanding shares will agree to assign their proxy to Li3 to vote in favor of the Transaction and to be restricted from selling any shares until the closing of the Transaction. Subject to certain exceptions, the Company has agreed that until May 10, 2013, neither it nor any of its directors or officers will solicit or discuss any proposals with third parties for a business combination or a sale of its securities or material assets.

Common stock subject to rescission

On March 19, 2012, the Securities and Exchange Commission declared effective a registration statement that we had filed to cover the resale of shares previously issued and sold (or to be issued upon the exercise of warrants). On March 1, 2013, we filed a post-effective amendment for that registration statement that included our audited financial statements as of and for the year ended June 30, 2012 as had been filed on our Annual Report on Form 10-K for the year ended June 30, 2012 (the "2012 Annual Report"). We believe that the filing of the post-effective amendment fulfilled our obligation to update the registration with current financial information pursuant to Section 10(a)(3) of the Act. However, there were approximately three months when our registration statement contained financial information that was not current. During that period, 65,000 shares sold pursuant to that prospectus in open market transactions which may have violated Section 5 of the Securities Act of 1933, as amended, and, as a result, the purchasers of those shares may have rescission rights or claims for damages. Accordingly, we have reduced shareholders' equity at March 31, 2013 by $3,041, the total amount that we would have to refund if all the purchasers of those shares exercised their rescission right.

Purchase of Mining Concession

On April 16, 2013 (the "Closing Date"), the Company entered into a purchase agreement (the "Purchase Agreement") with Jose Resk Nara and Carlos Alfonso Iribarren (the "Sellers") to purchase all of the outstanding shares of SLM Cocina Diecinueve de la Hoyada de Maricunga, a Chilean based company ("SLM"), which will become a wholly owned subsidiary of the Company (the "Acquisition"). SLM owns the group of mining concessions "Cocina 19 through 27" (the Properties").

Pursuant to the Purchase Agreement, the Company paid the Sellers $7.3 million, of which $2.0 million was paid on the Closing Date, $2.0 million to be paid 90 days following the Closing Date, $1.8 million to be paid 180 days after the Closing Date and $100,000 to be paid annually on the anniversary of the Closing Date for fifteen years beginning in 2014.

The Properties are located within the northern section of Salar de Maricunga in Region III of Atacama in northern Chile. They are comprised of 450 hectares, increasing Li3's land holdings within Maricunga to 1,888 hectares. The Properties adjoin the company´s existing Litio 1-6 properties and were constituted prior to the 1979 Lithium Exploitation Restrictions, meaning that there is no need to apply for a special permit in order to exploit the lithium on those concessions. The exploitation of these properties are not subject to obtaining a CEOL permit for the exploitation of lithium in Chile; however, the Acquisition does not provide the necessary permits to exploit lithium from the Company's existing Maricunga property.

NOTE 14. SUBSEQUENT EVENTS

POSCO

On August 17, 2012, the Company closed on POSCAN's second tranche of investment under the SPA (the "Second Closing"), selling 62,499,938 units to POSCAN for $9,999,990, with each unit consisting of one share of common stock and a three-year warrant to purchase one share of common stock for $0.21 per share.

On the same date, the Company entered into an Additional Agreement to Stock Purchase Agreement (the "Additional Agreement") with POSCAN which, among other things, modifies certain provisions of the SPA. The Additional Agreement reduced POSCAN's purchase price per unit for the Second Closing from $0.21 per share to $0.16 per share, and reduced the exercise price of all of the warrants sold under the SPA from $0.40 per share to $0.21 per share. The Company revalued the modified warrants before and after the modification date and the increase in fair value is estimated to be $219,322 which will be recorded as a modification expense.

Pursuant to the Additional Agreement, the Company also agreed to issue to POSCAN a two-year warrant to purchase 5,000,000 shares of our common stock at an exercise price of $0.15 per share. Furthermore, the Additional Agreement provides that, subject to certain exceptions, the Company must issue additional shares of our common stock to POSCAN in the event that the Company issues or sells any such shares to third parties for a price of less than $0.16 per share at any time during the 18 months immediately following the Second Closing.

The Additional Agreement provides restrictions on our use of the proceeds from the Second Closing, and includes the Company's agreement to use its best efforts to obtain a Chilean lithium production concession and to take certain steps towards commercialization of its flagship Maricunga property.

Stock Settlement Agreements

In September 2012, the Company entered into several stock settlement agreements with certain parties to whom the Company was obligated as of June 30, 2012 ("Receivable Holders"). The Company has entered into settlement agreements with respect to an aggregate of $390,326 of obligations, and has issued an aggregate of 5,825,761 shares of the Company's common stock pursuant thereto. Each settlement agreement that the Company has entered into to date has provided for the Company to issue one share of the Company's common stock for every $0.067 of obligations released by the Receivable Holder.

The majority of the settlement agreements above were for obligations to directors and officers of the Company as of June 30, 2012.

Second Waiver Agreement

In September 2012, the Company obtained the Second Waiver Agreement from the holders of the zero-coupon convertible notes. See Note 8.

Mining Permit

In September 2012, the Company received update on its permit request for the exploitation right of Lithium from the Government of Chile. See Note 13.